UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2024
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	WTM	New York Stock Exchange
	WTM.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2024, White Mountains Insurance Group, Ltd. issued a press release announcing its results for the three and nine months ended September 30, 2024. The press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K.
Certain information included in the press release constitutes non-GAAP financial measures (as defined in Regulation G of the Securities and Exchange Commission). Specifically, there are 13 non-GAAP financial measures: (i) adjusted book value per share, (ii) value of BAM Surplus Notes for adjusted book value purposes, (iii) Kudu’s EBITDA, (iv) Kudu’s adjusted EBITDA, (v) Kudu’s annualized adjusted EBITDA, (vi) Kudu’s annualized revenue, (vii) Kudu’s cash revenue yield, (viii) Bamboo’s MGA pre-tax income (loss), (ix) Bamboo’s MGA net income (loss), (x) Bamboo’s MGA EBITDA, (xi) Bamboo’s MGA adjusted EBITDA, (xii) total consolidated portfolio return excluding MediaAlpha and (xiii) total equity portfolio return excluding MediaAlpha. These non-GAAP financial measures have been reconciled from their most comparable GAAP financial measures.
Adjusted book value per share is a non-GAAP financial measure, which is derived by adjusting (i) the GAAP book value per share numerator and (ii) the common shares outstanding denominator, as described below. The GAAP book value per share numerator is adjusted (i) for periods prior to July 1, 2024, to include a discount for the time value of money arising from the modeled timing of cash payments of principal and interest on the BAM surplus notes and (ii) for all periods, to add back the unearned premium reserve, net of deferred acquisition costs, at HG Global. Under GAAP, for periods prior to July 1, 2024, the BAM surplus notes and accrued interest receivable were classified as intercompany notes carried at nominal value with no consideration for time value of money and eliminated in consolidation. Based on a debt service model that forecasts operating results for BAM through maturity of the BAM surplus notes, the present value of the BAM surplus notes, including accrued interest and using an 8% discount rate, was estimated to be $87 million, $91 million and $93 million less than the nominal GAAP carrying values as of June 30, 2024, December 31, 2023 and September 30, 2023, respectively. For periods subsequent to July 1, 2024, White Mountains carries the BAM surplus notes under GAAP at fair value, and there is no longer a separate time value of money adjustment for adjusted book value purposes. The value of HG Global’s unearned premium reserve, net of deferred acquisition costs, was $204 million, $199 million, $195 million and $187 million as of September 30, 2024, June 30, 2024, December 31, 2023 and September 30, 2023, respectively. White Mountains believes these adjustments are useful to management and investors in analyzing the intrinsic value of HG Global, including the value of the BAM surplus notes and the value of the in-force business at HG Re, HG Global’s reinsurance subsidiary. The denominator used in the calculation of adjusted book value per share equals the number of common shares outstanding, adjusted to exclude unearned restricted common shares, the compensation cost of which, at the date of calculation, has yet to be amortized. Restricted common shares are earned on a straight-line basis over their vesting periods. The reconciliation of GAAP book value per share to adjusted book value per share is included on page 8 of Exhibit 99.1 to this Form 8-K.
The value of the BAM surplus notes for adjusted book value purposes is a non-GAAP financial measure derived, for periods prior to July 1, 2024, by adjusting the nominal GAAP carrying value for a time value discount included in the calculation of adjusted book value per share prior to the deconsolidation of BAM. A reconciliation of the nominal GAAP carrying value to the value of the BAM surplus notes for adjusted book value purposes follows. The amounts disclosed are gross of noncontrolling interests. White Mountains believes this non-GAAP financial measure is useful to management and investors in analyzing the impact to White Mountains from the value of the BAM surplus notes pre- and post-deconsolidation.

Millions	June 30, 2024	July 1, 2024	September 30, 2024

Nominal GAAP carrying value (1)	$501.9	$501.9	$509.8
Less GAAP fair value discount	—	(114.5)	(98.7)
GAAP carrying value	501.9	387.4	411.1
Less time value discount as of June 30, 2024 (2) (3)	(87.4)	—	—
Value of the BAM surplus notes for adjusted book value purposes (2)	$414.5	$387.4	$411.1
(1) The nominal carrying value of the BAM surplus notes includes principal and accrued interest receivable.
(2) For periods subsequent to July 1, 2024, White Mountains carries the BAM surplus notes under GAAP at fair value, and there is no longer a separate time value of money adjustment for adjusted book value purposes.
(3) See adjusted book value per share non-GAAP measure on page 22 of Exhibit 99.1 to this Form 8-K.

Kudu’s EBITDA, adjusted EBITDA, annualized adjusted EBITDA, annualized revenue and cash revenue yield are non-GAAP financial measures. EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to GAAP net income (loss). Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate EBITDA. The items relate to (i) net realized and unrealized investment gains (losses) on Kudu’s revenue and earnings participation contracts, (ii) non-cash equity-based compensation expense and (iii) transaction expenses. A description of each item follows:
•Net realized and unrealized investment gains (losses) - Represents net unrealized investment gains and losses recorded on Kudu’s revenue and earnings participation contracts, which are recorded at fair value under GAAP, and realized investment gains and losses from participation contracts sold during the period.
•Non-cash equity-based compensation expense - Represents non-cash expenses related to Kudu’s management compensation that are settled with equity units in Kudu.
•Transaction expenses - Represents costs directly related to Kudu’s mergers and acquisitions activity, such as external lawyer, banker, consulting and placement agent fees, which are not capitalized and are expensed under GAAP.
Annualized adjusted EBITDA is a non-GAAP financial measure that (i) annualizes partial year revenues related to Kudu’s revenue and earnings participation contracts acquired during the previous 12-month period and (ii) removes partial year revenues related to revenue and earnings participation contracts sold during the previous 12-month period. Annualized revenue is a non-GAAP financial measure that adds the adjustments for annualized adjusted EBITDA to GAAP net investment income. Cash revenue yield is a non-GAAP financial measure that is derived using annualized revenue as a percentage of total net capital drawn and invested. White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Kudu’s performance. White Mountains also believes that annualized adjusted EBITDA is useful to management and investors in understanding the full earnings profile of Kudu’s business as of the end of any 12-month period. See page 19 of Exhibit 99.1 to this Form 8-K for the reconciliation of Kudu’s GAAP net income (loss) to EBITDA, adjusted EBITDA and annualized adjusted EBITDA, and the reconciliation of Kudu’s GAAP net investment income to annualized revenue.

Bamboo’s MGA pre-tax income (loss), MGA net income (loss), MGA EBITDA and MGA adjusted EBITDA are non-GAAP financial measures. MGA pre-tax income (loss) and MGA net income (loss) are non-GAAP financial measures that exclude the results of the Bamboo Captive, which is consolidated under GAAP, from Bamboo’s consolidated GAAP pre-tax income (loss) and net income (loss). The following table presents the reconciliation from Bamboo’s consolidated GAAP pre-tax income (loss) to MGA pre-tax income (loss):

Millions	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2024
Bamboo’s consolidated GAAP pre-tax income (loss)	$15.5	$22.8
Remove pre-tax (income) loss, Bamboo Captive	(1.9)	(1.9)
MGA pre-tax income (loss)	$13.6	$20.9

MGA EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to MGA net income (loss). MGA adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate MGA EBITDA. The items relate to (i) non-cash equity-based compensation expense, (ii) software implementation expenses and (iii) restructuring expenses. A description of each item follows:
•Non-cash equity-based compensation expense - Represents non-cash expenses related to Bamboo’s management compensation that are settled with equity units in Bamboo.
•Software implementation expenses - Represents costs directly related to Bamboo’s implementation of new software.
•Restructuring expenses - Represents costs directly related to Bamboo’s corporate restructuring and capital planning activities associated with the development of new markets.
White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Bamboo’s performance. See page 21 of Exhibit 99.1 to this Form 8-K for the reconciliation of Bamboo’s consolidated GAAP net income (loss) to MGA net income (loss), MGA EBITDA and MGA adjusted EBITDA.
Total consolidated portfolio return excluding MediaAlpha and total equity portfolio return excluding MediaAlpha are non-GAAP financial measures that remove the net investment income and net realized and unrealized investment gains (losses) from White Mountains’s investment in MediaAlpha. White Mountains believes these measures to be useful to management and investors by showing the underlying performance of White Mountains’s investment portfolio and equity portfolio without regard to White Mountains’s investment in MediaAlpha. The following tables present reconciliations from GAAP to the reported percentages:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Total consolidated portfolio return	4.6%	(0.2)%	9.4%	5.3%
Remove MediaAlpha	(1.3)%	0.8%	(2.5)%	1.0%
Total consolidated portfolio return excluding MediaAlpha	3.3%	0.6%	6.9%	6.3%

Three Months Ended September 30, 2024
Total equity portfolio return	6.5%
Remove MediaAlpha	(2.7)%
Total equity portfolio return excluding MediaAlpha	3.8%

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press Release of White Mountains Insurance Group, Ltd. dated November 6, 2024, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
November 6, 2024	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer

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